AMENDED AND RESTATED CREDIT AGREEMENT
                             AND COLLATERAL RELEASE


     AMENDED AND RESTATED CREDIT AGREEMENT AND COLLATERAL RELEASE dated as of January 23, 1998 among IOMEGA CORPORATION (the Borrower), the BANKS listed on the signature pages hereof (the Banks), and CITICORP USA, INC., as Security Agent (the Amendment and Restatement).

                                       W I T N E S S E T H :

     WHEREAS, Citibank, N.A., as Administrative Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, and the parties hereto other than Citicorp USA, Inc., have heretofore entered into a Credit Agreement dated as of March 11, 1997 (the Credit Agreement); and

     WHEREAS,  the parties  hereto desire to (x) modify the Credit  Agreement to
(i) extend the Termination Date from March 11, 2000 to January 23, 2001, (ii) change the Commitment Schedule and the Pricing Schedule and permit each of Wells Fargo Bank, N.A., Credit Lyonnais Los Angeles Branch, National Bank of Canada and Credit Italiano, New York Branch, to cease to be a party to the Credit Agreement as of the date hereof, (iii) agree as to the amount of the Borrowing Base for the period from the date hereof through the first date on which financial statements are required to be delivered for the first Fiscal Quarter ending after the date hereof, (iv) amend the definition of Restricted Payment and the restricted payments covenant to permit specified amounts of stock repurchases and rights redemptions, (v) amend the definition of Temporary Cash Investment to permit certain Investments by foreign Subsidiaries, (vi) amend the litigation representation to reflect proceedings disclosed in periodic filings with the Securities and Exchange Commission and (vii) modify the representations as to Subsidiaries to exclude immaterial Subsidiaries, (y) release the Collateral and (z) restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement with the modifications specified below;

     NOW, THEREFORE, the parties hereto agree as follows:


     SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to hereof, hereunder, herein and hereby and each other similar reference and each reference to this Agreement and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended and restated hereby.

     SECTION 2. Definition of Restricted Payments. The definition of Restricted Payment in Section 1.01 of the Credit Agreement is amended to add the following sentence at the end thereof:

     It is understood that the net exercise of stock options and other employee awards not involving any cash payments by the Borrower, pursuant to plans described in the Borrower's filings with the Securities and Exchange Commission, does not constitute a Restricted Payment by the Borrower.

     SECTION 3. Definition of Temporary Cash Investment. Clause (iii) of the definition of Temporary Cash Investment in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

     (iii) time deposits with, including certificates of deposit issued by, any office located in the United States of any bank or trust company which is organized or licensed under the laws of the United States or any State thereof (or, if the Investment is made outside the United States by a foreign Subsidiary, any office located in the United Kingdom, Switzerland or the Netherlands of any bank or trust company which is organized or licensed under the laws of the United Kingdom, Switzerland or the Netherlands, the unsecured long-term debt of which is rated at least A by Standard & Poor's Ratings Service or A2 by Mode's Investors Services, Inc.) and has capital, surplus and undivided profits aggregating at least $1,000,000,000,

     SECTION 4. Extension of Termination Date. The definition of Termination Date in Section 1.01 of the Credit Agreement is amended by changing the date specified therein from March 11, 2000 to January 23, 2001.

     SECTION 5. Modification of Litigation Representation. Section 4.05 of the Credit Agreement is amended by replacing the word There with the following:

     Except with respect to clause (i) of the definition of Material Adverse Effect in the event of an adverse decision in any of the legal proceedings referenced in the Borrower's Quarterly Report on Form 10-Q for the quarterly period ended September 28, 1997 or in any antitrust or fair trade proceeding relating to Nomai S.A.'s XHD cartridge, there

     SECTION 6. Material Subsidiaries. Section 4.09 of the Credit Agreement is amended by adding after the word Subsidiaries the following:

     which has consolidated assets of at least $1,000,000

     SECTION 7. Increase in Minimum Consolidated Tangible Net Worth Section 7. Increase in Minimum Consolidated Tangible Net Worth . Section 5.11 of the Credit Agreement is amended by changing the amount specified therein from $250,000,000 to $313,600,000 and by changing the dates specified therein from December 31, 1996 to September 30, 1997.

     SECTION 8. Increase in Amount  Available for  Restricted  Payments  Section
5.15 of the Credit Agreement is amended in its entirety to read as follows:

     Neither the Borrower nor any Subsidiary will declare or make any Restricted Payment; provided that the Borrower may (x) purchase and retire shares of its capital stock and (y) redeem rights issued under any shareholders rights plan as in effect from time to time so long as the aggregate amount paid for such purchases in any Fiscal Quarter of 1998, Fiscal Year 1999, Fiscal Year 2000 or Fiscal Year 2001 (each, a Fiscal Period) does not exceed the Permitted Amount for such Fiscal Period. For purposes of this Section, Permitted Amount means (w) for the first Fiscal Quarter of 1998, $50,000,000, (x) for each of the second, third and fourth Fiscal Quarters of 1998, the sum of 30% of consolidated net income of the Borrower and its Consolidated Subsidiaries for the prior Fiscal Quarter (the Prior Quarter) plus the amount (if any) by which the Permitted Amount for the Prior Quarter exceeds the aggregate amount paid for such purchases during the Prior Quarter, (y) during Fiscal Year 1999, the sum of 30% of consolidated net income of the Borrower and its Consolidated Subsidiaries for the fourth Fiscal Quarter of 1998 plus the amount (if any) by which the Permitted Amount for the fourth Fiscal Quarter of 1998 exceeds the aggregate amount paid for such purchases during the fourth Fiscal Quarter of 1998, and (z) in any subsequent Fiscal Year, beginning with Fiscal Year 2000, the sum of 20% of consolidated net income of the Borrower and its Consolidated Subsidiaries for the prior Fiscal Year plus the amount (if any) by which the Permitted Amount for the prior Fiscal Year exceeds the amount paid for such purchases during such prior Fiscal Year. For purposes of calculating compliance with the limitations set forth in the preceding sentence, the amount of any Restricted Payment shall be reduced (but not below zero) by any cash gains realized on transactions in Derivatives Obligations entered into to hedge or close out the transaction with respect to which the Restricted Payment was made, and the Borrower shall notify the Agents and the Banks promptly if any Permitted Amounts are recalculated retroactively to give effect to any such reduction.

     SECTION 9. Reallocation of Commitments; Reduction of Interest Rates; Departing Banks. The Commitment Schedule and Pricing Schedule attached to the Credit Agreement (the Existing Schedules) are deleted and replaced by the Commitment Schedule and the Pricing Schedule attached to this Amendment and Restatement (the New Schedules). The New Schedules shall apply to and for purposes of calculation of interest and fees accruing under the Credit Agreement on and after the date hereof. The Existing Schedules shall continue to apply to interest and fees accruing under the Credit Agreement prior to the date hereof. As of the date hereof, each of Wells Fargo Bank, N.A., Credit Lyonnais Los Angeles Branch, National Bank of Canada and Credito Italiano, New York Branch, hereby ceases to be a party to the Credit Agreement as amended by this Amendment and Restatement.

     SECTION 10. Agreement with Respect to Borrowing Base. The Banks agree that during the period beginning on the date hereof and ending on the first date on which financial statements are required to be delivered pursuant to clause (a) or (b) of Section 5.01 for the first Fiscal Quarter ending after the date hereof, the Borrowing Base shall be $200,000,000.

     SECTION 11. Release of Collateral. The Banks consent to the release by the Security Agent of, and the Security Agent hereby releases, all of the Collateral. From and after the date hereof, all provisions of the Credit Agreement relating to Collateral are deemed to be without further force or effect. Without limiting the generality of the foregoing, the Pledge Agreement and the Security Agreement are terminated and Sections 4.12 and 6.01(k) of the Credit Agreement are deleted in their entirety.

     SECTION 12. Representations of BorrowerSection. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement are true on and as of the date hereof and
(ii) no Default has occurred and is continuing on such date.

     SECTION 13. Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 14. Counterparts. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


     SECTION 15. Effectiveness. This Amendment and Restatement shall become effective as of the date hereof on the date when the following conditions are met (the Amendment Closing Date):

          (a) the Documentation Agent shall have received from each of the Borrower and the Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Documentation Agent) that such party has signed a counterpart hereof;

          (b) the Documentation Agent shall have received an opinion of Hale and Dorr LLP, counsel for the Borrower, dated the Amendment Closing Date and substantially in the form of Exhibit A hereto; and

          (c) the Documentation Agent shall have received a certificate, dated the Amendment Closing Date, signed by the Secretary of the Borrower and substantially in the form of Exhibit B hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed by their respective authorized officers as of the day and year first above written.


                                        IOMEGA CORPORATION


                                        By /s/ Robert J. Simmons
                                            Name:  Robert J. Simmons
                                            Title: Vice President and Treasurer




                                            BANKS


                                            CITIBANK, N.A.


                                            By /s/ Carolyn A. Kee
                                                Name:  Carolyn A. Kee
                                                Title: Attorney-in-Fact


                                            MORGAN GUARANTY TRUST
                                                COMPANY OF NEW YORK


                                            By /s/ Jeffrey Hwang        _
                                                Name: Jeffrey Hwang
                                                Title:  Vice President


                                            FLEET NATIONAL BANK


                                            By /s/ William E. Rurode, Jr.
                                                Name: William E. Rurode, Jr.
                                                Title: Senior Vice President


                                            WELLS FARGO BANK, N.A.


                                            By /s/ Alfred Artis, Jr.
                                                Name: Alfred Artis, Jr.
                                                Title: Vice President



                                           BANK OF AMERICA NATIONAL
                                                TRUST AND SAVINGS
                                                ASSOCIATION


                                            By /s/ Kevin Mc Mahon
                                                Name: Kevin Mc Mahon
                                                Title: Managing Director


                                            FIRST SECURITY BANK, N.A.


                                            By /s/ Taft G. Meyer
                                                Name: Taft G. Meyer
                                                Title: Vice President


                                            KEYBANK NATIONAL ASSOCIATION


                                            By /s/ J. T. Taylor
                                                Name: J. T. Taylor
                                                Title: Assistant Vice President


                                            ABN AMRO BANK N.V.


                                            By /s/ Thomas R. Wagner
                                                Name: Thomas R. Wagner
                                                Title:  Group Vice President


                                            By  /s/ Richard R. DaCosta
                                                Name: Richard R. DaCosta
                                                Title: Assistant Vice President



                                           CREDIT LYONNAIS LOS ANGELES
                                               BRANCH


                                           By /s/ Dianne M. Scott
                                               Name: Dianne M. Scott
                                               Title: Vice President and Manager


                                           NATIONAL BANK OF CANADA


                                           By  /s/ Raymond L. Yager
                                               Name: Raymond L.Yager
                                               Title: Vice President


                                           By  /s/ A.M. Conneen
                                               Name:  A.M. Conneen
                                               Title: Vice President


                                           THE SUMITOMO TRUST & BANKING
                                               CO., LTD., LOS ANGELES AGENCY


                                           By /s/ Ninoos Y. Benjamin
                                               Name: Ninoos Y. Benjamin
                                               Title: Vice President & Manager


                                           CREDITO ITALIANO, NEW YORK
                                               BRANCH


                                           By /s/ Gianfranco Bisagni
                                               Name: Gianfranco Bisagni
                                               Title: First Vice President


                                           By /s/ Umberto Seretti
                                               Name: Umberto Seretti
                                               Title: Vice President

                                           THE NORTHERN TRUST COMPANY



                                            By  /s/ John E. Burda
                                                Name: John E. Burda
                                                Title:  Second Vice President


                                            ISTITUTO BANCARIO SAN PAOLO DI
                                                TORINO S.P.A


                                            By /s/ Robert Wurster
                                                Name:  Robert Wurster
                                                Title: First Vice President


                                            By /s/ Ettore Viazzo
                                                Name: Ettore Viazzo
                                                Title:   Vice President


                                            THE SANWA BANK, LIMITED, LOS
                                                ANGELES BRANCH


                                            By /s/ Toshiko Boyd
                                                Name: Toshiko Boyd
                                                Title: Assistant Vice President


                                            UNION BANK OF CALIFORNIA, N.A.


                                            By /s/ Glenn Leyrer
                                                Name: Glenn Leyrer
                                                Title: Assistant Vice President

                                           CITICORP USA, INC., as Security Agent


                                            By /s/ Carolyn A. Kee
                                                Name: Carolyn A. Kee
                                                Title: Attorney-in-Fact

                               COMMITMENT SCHEDULE


Bank                                                                  Commitment

Citibank, N.A ..............................................        $ 25,000,000
Morgan Guaranty Trust Company of New York ..................          25,000,000
Fleet National Bank ........................................          20,000,000
First Security Bank of Utah, N.A ...........................          20,000,000
KeyBank National Association ...............................          20,000,000
ABN AMRO Bank N.V ..........................................          20,000,000
Bank of America National Trust and Savings
   Association .............................................          13,000,000
The Sumitomo Trust & Banking Co., Ltd. .....................
   Los Angeles Agency ......................................          13,000,000
The Northern Trust Company .................................          13,000,000
Union Bank of California, N.A ..............................          13,000,000
Istituto Bancario San Paolo Di Torino S.P.A ................          10,000,000
The Sanwa Bank, Limited, Los Angeles Branch ................           8,000,000
        Total ..............................................        $200,000,000

                                         PRICING SCHEDULE


Each of Euro-Dollar Margin, Base Rate Margin and Commitment Fee Rate means, for any date, the percentage as set forth below in the row opposite such term and in the column corresponding to the Pricing Level that applies at such date:

-------------------- ----------------- ------------- ------------- -------------

                            Level           Level         Level         Level
                              I              II            III           IV
==================== ================= ============= ============= =============

Euro-Dollar                  1.0%           1.125%        1.375%         1.75%
Margin
==================== ================= ============= ============= =============

Base Rate                      0%               0%            0%         .375%
 Margin

Commitment Fee Rate          .25%             .25%          .25%         .375%
-------------------- ----------------- -------------- ------------- ------------

          For purposes of this Schedule, the following terms have the following meanings:

          Level I Pricing applies at any date if, as of such date, the Leverage Ratio is less than .15 to 1.

          Level II Pricing applies at any date if, as of such date, (i) the Leverage Ratio is less than or equal to .35 to 1 and (ii) Level I Pricing does not apply.

          Level III Pricing applies at any date if, as of such date, (i) the Leverage Ratio is less than or equal to .5 to 1 and (ii) neither Level I Pricing nor Level II Pricing applies.

          Level IV Pricing applies at any date if, as of such date, no other Pricing Level applies.

          Leverage Ratio means as of any date the ratio of Consolidated Debt to Consolidated Tangible Net Worth set forth in the most recent certificate delivered pursuant to Section 5.01(c); provided that unless the Required Banks otherwise agree, if the Borrower has failed to deliver the financial statements and accompanying certificates most recently required to have been delivered within the time periods specified therefor in Section 5.01, Level IV Pricing shall apply until the next date on which financial statements and accompanying certificates are timely delivered.

          Pricing Level refers to the determination of which of Level I, Level II, Level III or Level IV applies at any date.

                                                                       EXHIBIT A

                                   Opinion of
                            Counsel for the Borrower

                                                                January 23, 1998


To the Banks and the Agents
Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Documentation Agent
60 Wall Street
New York, NY  10260

Ladies and Gentlemen:

     We have acted as counsel for Iomega Corporation (the "Borrower") in connection with the Amended and Restated Credit Agreement and Collateral Release of even date herewith (the Amendment and Restatement), which amends and restates the Credit Agreement dated as of March 11, 1997 (as so amended, the "Credit Agreement") among the Borrower, the Banks party thereto, Citibank, N.A. as Administrative Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent. Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Credit Agreement . This opinion is furnished to you at the request of our client pursuant to Section 15(b) of the Amendment and Restatement.

     For purposes of the opinions expressed below, we have examined the following:

     a.   the Credit Agreement;

     b.   the Amendment and Restatement;

     c. that certain Secretary's Certificate of the Borrower of even date herewith (the "Secretary's Certificate");

     d. those certain resolutions of the board of directors of the Borrower in the form annexed to the Secretary's Certificate as Exhibit C (the "Resolutions");

     e. the Borrower's Certificate of Incorporation, as amended (the "Articles of Organization");

     f.   the By-Laws of the Borrower (the "By-Laws");

     g. that certain Certificate of Legal Existence and Good Standing for the Borrower dated January 14, 1998, issued by the Secretary of State of the State of Delaware (the "Good Standing Certificate");

     h. that certain Certificate of Foreign Qualification for the Borrower dated January 21, 1998, issued by the Secretary of the State of the State of Utah (the "Foreign Qualification Certificate"); and

     i. such other documents, instruments and certificates (including, but not limited to, certificates of public officials and officers of the Borrower) as we have considered necessary for purposes of this opinion.

     In our examination of the documents described above, we have assumed the genuineness of all signatures (other than signatures of officers of the Borrower certified to us), the capacity, power and authority of all parties (other than the Borrower) to execute and deliver all applicable documents, the authenticity of all documents submitted to us as originals, the conformity to original documents of all copies of documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents. As to any facts material to this opinion, we have relied upon representations made to us by one or more officers or employees of the Borrower.

     Any reference to "our knowledge" or "knowledge" or any variation thereof shall mean the conscious awareness of the attorneys in this firm who have rendered substantive attention to this transaction of any facts which would contradict our opinions set forth below. Although we have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Borrower, nothing has come to our attention leading us to question the accuracy of such matters. Without limiting the generality of the foregoing, with respect to our opinions in paragraphs 4 and 5 below, we have not conducted a search of the dockets of any court or administrative or other regulatory agency.

     We express no opinion herein with respect to the laws of any state or jurisdiction other than the Commonwealth of Massachusetts, the Delaware General Corporation Law statute and the federal laws of the United States of America. We note that the Amendment and Restatement and the Credit Agreement provide that they are governed by the laws of the State of New York. With your permission, we have assumed, without investigation, for purposes of the opinions expressed below, that the laws of the Commonwealth of Massachusetts are identical to the laws of the State of New York.

     The opinion expressed in paragraph 1 below, insofar as it relates to the valid existence and corporate good standing of the Borrower in Delaware, is based solely upon the Good Standing Certificate and is rendered as of the date thereof. Our opinion in paragraph 1 below, to the extent pertaining to the qualification of Borrower to do business in the State of Utah, is based solely upon the Foreign Qualification Certificate and is rendered as of the date thereof.

     Our opinions below are qualified to the extent that the validity or enforceability of the documents referred to or of any of the rights granted to any party pursuant thereto may be subject to or affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the rights of creditors generally, (ii) statutory or decisional law concerning recourse by creditors to security in the absence of notice or hearing, and (iii) duties and standards imposed on creditors and parties to contracts, including, without limitation, requirements of good faith, reasonableness and fair dealing. Furthermore, we express no opinion as to the availability of any equitable or specific remedy upon any breach of such documents or any of the agreements, documents or obligations referred to therein, as the availability of such remedies may be subject to the discretion of a court.

     Based upon and subject to the foregoing, and further subject to the qualifications set forth below, it is our opinion that:

1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business as a foreign corporation in the State of Utah, with all requisite corporate power and authority to own, operate or lease its properties and assets and to carry on its business as, to our knowledge, it is now being conducted.

2. The execution and delivery by the Borrower of the Amendment and Restatement and the performance by it of its obligations under the Credit Agreement are within the Borrower's corporate powers and have been duly authorized by all necessary corporate action on the part of the Borrower.

3. The Amendment and Restatement has been duly executed and delivered by the Borrower, and each of the Amendment and Restatement and the Credit Agreement constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms.

4. The execution and delivery by the Borrower of the Amendment and Restatement, the performance by the Borrower of the terms and provisions of the Credit Agreement and the consummation of the transactions contemplated thereby, will not violate, conflict with, result in a breach or termination of, or a default under (or an event which, with or without due notice or lapse of time, or both, would constitute a default under) or accelerate the performance required by, or result in the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of the Borrower under any of the terms, conditions or provisions of (i) the Articles of Organization or By-Laws, (ii) any laws applicable to the Borrower, (iii) to our knowledge, any judgment, order, decree, ruling or injunction specifically naming the Borrower or specifically applicable to its properties, of any court or governmental authority, or (iv) any of the agreements to which the Borrower is a party which have been filed as exhibits to the Borrower's filings with the Securities and Exchange Commission, and which will remain in effect following consummation of the Credit Agreement.

5. To our knowledge, without independent investigation or inquiry of any kind, there is no action, suit, proceeding or investigation pending or threatened against the Borrower before any court or governmental department, which could prevent the consummation of the transactions contemplated by the Loan Documents or purports by its terms to challenge the validity or enforceability of the Loan Documents or any action taken or to be taken in connection with the transactions contemplated thereby, or which, except as disclosed in Section 4.05 of the Credit Agreement, if adversely determined, could have a material adverse effect on the business, condition, affairs or operations of the Borrower or any material impairment of the right or ability of the Borrower to carry on its operations as now conducted.

     This opinion is based upon currently existing statutes, rules, regulations and judicial decisions, and we disclaim any obligation to advise you of any change in any of these sources of law or subsequent legal or factual developments which might affect any matters or opinions set forth herein.

    Please note that we are opining only as to the matters expressly set forth herein, and no opinion should be inferred as to any other matters. This opinion is solely for your benefit, and the benefit of your counsel, in connection with the consummation of the transactions contemplated by the Credit Agreement, and may not be quoted or relied upon by any other person without our prior written consent.

                                                     Very truly yours,

                                                  By /s/ Hale and Dorr LLP
                                                     HALE AND DORR LLP

                                                                       EXHIBIT B


                               Iomega Corporation

                             SECRETARY'S CERTIFICATE


     The undersigned, Secretary of Iomega Corporation, a Delaware corporation (the Company), DOES HEREBY CERTIFY THAT:

     1. This Certificate is furnished in connection with the Amendment and Restatement dated as of January 23, 1998 (the Amendment and Restatement) amending and restating that certain Credit Agreement dated as of March 11, 1997, among the Company, the banks party thereto, Citibank, N.A., as Administrative Agent and Morgan Guaranty Trust Company of New York, as Documentation Agent (as amended by the Amendment and Restatement, the Amended Credit Agreement).

     2. The copy of the Certificate of Incorporation of the Company attached hereto and marked as Exhibit A, is true, correct and in effect on and as of the date hereof.

     3. The Certificate of Incorporation of the Company has not been amended since June 6, 1997 and no action has been taken by the Company or its directors or officers or, to the best of its knowledge, its stockholders in contemplation of the filing of any such amendment or other document or in contemplation of the liquidation or dissolution of the Company since June 6, 1997.

     4. The copy of the bylaws of the Company attached hereto and marked as Exhibit B is true, correct and in effect on and as of the date hereof.

     5. The bylaws of the Company have not been amended or otherwise modified since June 6, 1997.

     6. Attached hereto and marked as Exhibit C is a true and correct copy of the resolutions adopted by the Board of Directors of the Company on and as of January 19, 1998, which resolutions are in full force and effect.

     7. The signature set forth opposite the person's name below is his genuine signature and the office opposite such person's name is the office he currently holds with the Company:

          Name              Office                        Signature

          Len Purkis        Chief Financial Officer    By /s/ Len Purkis

          Robert Simmons   Treasurer                  By /s/ Robert Simmons








     8. The banks party to the Amended Credit Agreement and the Administrative Agent and the Documentation Agent may rely on this Certificate.

     9. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Amended Credit Agreement.



     IN WITNESS WHEREOF, I have hereunto set my hand as of January 20, 1998.





                                                  By /s/ Laurie B. Keating
                                                     Name: Laurie B. Keating
                                                     Title: Secretary





     The undersigned, Robert Simmons, Treasurer of the Company, does hereby certify that Laurie B. Keating is a duly elected, qualified Secretary of the Company and the signature appearing above is his genuine signature.




                                                  By /s/ Robert Simmons

                                                     Name: Robert Simmons
                                                     Title: Treasurer